EXHIBIT 10.3

FIRST AMENDMENT
TO
SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the “Amendment”) is entered into as of June 15, 2012, by and among RoomLinX, Inc., a Nevada corporation (the “Company”), and the investors signatory hereto (collectively, the “Investors”).  The Company and the Investors are sometimes collectively referred to herein as the “Parties.”

W I T N E S S E T H

WHEREAS, the Parties entered into that certain Securities Purchase Agreement, dated May 4, 2012 (the “Securities Purchase Agreement”).

WHEREAS, the Parties desire to amend the Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in accordance with Section 6.8 of the Securities Purchase Agreement, the Parties hereby agree as follows:

1. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

2. The reference to “May 25, 2012” in Section 1.1 of the Securities Purchase Agreement shall be deleted and replaced with “June 20, 2012.”

3. Attached as Exhibit “A” to each Investor’s copy of this Amendment is such Investor’s Selling Securityholder Notice and Questionnaire (the “Questionnaire”), as delivered by such Investor to the Company in connection with that certain Registration Rights Agreement, dated May 4, 2012 (the “Registration Rights Agreement”).  Each Investor hereby represents and warrants to the Company that other than updates that may be necessary to account for such Investor’s purchase of Units, the Questionnaire is accurate and complete as of the date hereof, and the Investor acknowledges and agrees that the Company may rely on the beneficial ownership information contained in the Questionnaire for the purposes of the Registration Statement on Form S-1 that the Company intends to file with the Securities and Exchange Commission, as contemplated by the Registration Rights Agreement.

4. This Amendment may be executed in any number of counterparts, all of which, when taken together, will be deemed to constitute one and the same agreement. Signatures delivered by facsimile or electronic mail shall be deemed original signatures for all purposes of this Amendment.

5. Except for the amendments to the Securities Purchase Agreement specifically set forth in this Amendment, the Securities Purchase Agreement shall remain in full force and effect in all respects.

IN WITNESS WHEREOF, the parties have executed this First Amendment to Securities Purchase Agreement as of the date first written above.

Roomlinx, Inc.

By:	/s/ Michael S. Wasik
Michael S. Wasik
Chief Executive Officer